INCOME TAXES (Details 3) - USD ($)	12 Months Ended
	Feb. 29, 2016	Feb. 28, 2015	Feb. 28, 2014
Increase in income tax expense and earnings per share amounts, If Xueersi Education, Yidu Huida, TAL Beijing and Beijing Xintang Sichuang were not in a tax holiday period
Increase in income tax expenses	$ 12,830,838	$ 14,267,821	$ 13,042,518
Net income per common share - basic (in dollars per share)	$ 0.56	$ 0.33	$ 0.30
Net income per common share - diluted (in dollars per share)	$ 0.53	$ 0.32	$ 0.30